American Beacon Small Cap Value Fund

Supplement dated January 31, 2022

to the Summary Prospectus,

dated February 28, 2021, as previously amended or supplemented

The Board of Trustees of American Beacon Funds (the “Trust”), after a recommendation by American Beacon Advisors, Inc. (“AmBeacon”), has approved a new investment advisory agreement among AmBeacon, DePrince, Race & Zollo, Inc. (“DRZ”), and the Trust, on behalf of the American Beacon Small Cap Value Fund (the “SCV Fund”). DRZ is expected to begin managing a portion of the assets of the SCV Fund on or about March 9, 2022. The Board has also approved, after a recommendation by AmBeacon, the termination of investment advisory agreements among AmBeacon, the Trust, on behalf of the SCV Fund, and each of Hillcrest Asset Management, LLC (“Hillcrest”) and Foundry Partners, LLC (“Foundry”). The termination of Hillcrest and Foundry as sub-advisors to the SCV Fund is expected to be effective on or about February 8, 2022. Accordingly, the following changes are made to the SCV Fund’s Summary Prospectus, as applicable:

A.	Effective February 8, 2022, all references and information relating to Hillcrest and Foundry in the SCV Fund’s Summary Prospectus are removed.

B.	Effective on or about March 9, 2022, the following changes are made:

1)	On page 6 of the Summary Prospectus, under the heading “Management – Sub-Advisors,” the first paragraph is deleted and replaced with the following:

The Fund’s assets are currently allocated among the following investment sub-advisors:

•	Barrow, Hanley, Mewhinney & Strauss, LLC
•	Brandywine Global Investment Management, LLC
•	DePrince, Race & Zollo, Inc.
•	Hotchkis and Wiley Capital Management, LLC
•	Newton Investment Management North America, LLC

2)	On page 6 of the Summary Prospectus, under the heading “Portfolio Managers,” the following is added directly below the information regarding Brandywine Global Investment Management, LLC:

DePrince, Race & Zollo, Inc.	Gregory Ramsby Portfolio Manager Since 2022	Randy Renfrow Portfolio Manager Since 2022

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